Exhibit 10.19
Agreement for Joint Cooperation
This Agreement for Joint Cooperation (hereinafter “Contract”) is dated November 30, 2006 and is executed by and between the China United Coalbed Methane Co., Ltd. a company incorporated in The People’s Republic of China (“CUCBM”) and Pacific Asia Petroleum Inc. and its subsidiary Inner Mongolia Production Company LLC, both companies being formed in the United States (“Contractor”).
WITNESSETH:
     WHEREAS, CUCBM and Contractor have met several times discussing their intent to reach a mutually acceptable production sharing agreement (“PSA”) covering the Zi Jinshan Block in the Shanxi Province of China (“Contract Area”) whereby Contractor in partnership with CUCBM will carry out the exploration, development and production activities as specified in such PSA in the Contract Area.
     WHEREAS, CUCBM before the signing of such PSA desires to carry out a feasibility study over the Contract Area to determine its prospectiveness for development of coal bed methane.
     WHEREAS, CUCBM is the largest Chinese company having coal bed methane activities in China and has the exclusive rights to deal with foreign companies in the field of coal bed methane development in China; and,
     WHEREAS, Contractor, along with its affiliated group of companies, engages in oil and gas exploration, development, production and trading in Asia and the Pacific Rim. The company is staffed with former executives from Texaco Inc, which was one of the largest energy companies in the world.
     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:
Article 1
The Contractor shall carry out in partnership with CUCBM (at the Contractor’s own expense), a feasibility study covering the Contract Area whereby the Contractor shall determine the geological, engineering and economic prospectiveness of the Contract Area for the development of coal bed methane. The Contractor shall complete and provide to CUCBM a copy of such feasibility study prior to March 31, 2007. CUCBM will make available for the Contractor’s review data and information it presently has on the

Contract Area to the Contractor and will assist the Contractor in acquiring other necessary data and information and join with the Contractor in doing the feasibility study.
Article 2
Concurrently with the Contractor carrying out the feasibility study and pursuant to the Contract Law of the People’s Republic of China, and subject to the fundamental rules of equality and mutual benefit, CUCBM and Contractor will negotiate in good faith the terms of a PSA covering the Contract Area with the intent to sign such an agreement within 60 days of the conclusion of the feasibility study.
Article 3
The Contract Area covering the Zi Jinshan Block in the Shanxi Province of China is defined as the area covered by the coordinates as outlined in the attached map.
Article 4
CUCBM shall keep the Contract Area exclusive for the development by the Contractor under a PSA until May 31st, 2007.
Article 5
Any modification, supplement, and amendment to any terms and articles of this Contract must be negotiated and unanimously agreed by both parties and is valid and effective only after both parties have signed the document and affixed their stamps.
Article 6
This contract shall be executed in English. The Parties shall execute three English originals. Amendments to the Contract shall be in writing and signed by both Parties and are an integral part to this Contract.
Article 7
The data and information covering the Contract Area shall be maintained as confidential by the Contractor and shall not be disclosed to third parties or published
Article 8
Notices: All notices, requests and other communications hereunder will be in writing. Any notice, request or other communication hereunder shall be addressed to the intended recipient as set forth below:
CUCBM:
China United Coalbed Methane Co., Ltd
Attn: Fu Xiaokang
A88 Anwei Ave
Beijing, People’s Republic of China 100011
E-mail: xkfu@163.com

Contractor:
Pacific Asia Petroleum Inc.
Attn: Mr. Jamie Tseng
Room 702, Unit 2 Bldg 15
No 23 Xi Da Wang Road
Chao Yang District
Beijing, People’s Republic of China 100022
E-mail: ingriselli@gvest.com
Article 9
Other terms & conditions not covered in this Contract shall be settled by negotiation between the two parties and agreed to in writing.
Article 10
This Contract shall be effective starting from the date of signing and shall terminate on May 31st, 2007 unless otherwise agreed by both parties.
     IN WITNESS WHEREOF, the Parties have executed this Contract as of the date of signing.
Authorized signatories to this Contract for Cooperation and Joint Development:

CUCBM: China United Coalbed Methane Co., Ltd.

/s/ [ILLEGIBLE]	November 30, 2006

Contractor:	Pacific Asia Petroleum Inc.
Inner Mongolia Production Company LLC

/s/ Frank C. Ingriselli	November 30, 2006

President & CEO

附件

山西省临兴地区煤层气勘查外方退出区块（紫金山）示意图

110° 30′
111° 00′
38° 40′
38° 00′
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省
黄
河
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西
省
瓦塘镇
高家村
兴县
罗峪口
蔡家会
紫金山
白文镇
佳县
兔坂
临县
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图例
县城
乡镇
黄河
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退出部分

山西省临兴地区煤层气勘查外方退出区块（紫金山）拐点坐标表

序号	经度	纬度	备注
A	110 °49′ 00″	38 °03′ 00″	合同面积：3324.50 km^2 退出部分面积：708.08 km^2 保留面积：2616.42 km^2
B	110 °49′ 00″	38 °14′ 00″	
C	111 °09′ 00″	38 °14′ 00″	
D	111 °09′ 00″	38 °00′ 00″	
E	110 °55′ 00″	38 °00′ 00″	
F	110 °55′ 00″	38 °03′ 00″